[NUVEEN LOGO]


FOR IMMEDIATE RELEASE                                       CONTACT: CHRIS ALLEN
ATTN:  BUSINESS/FINANCIAL EDITORS                                 (312) 917-8331
                                                    CHRISTOPHER.ALLEN@NUVEEN.COM

                                                                KATHLEEN CARDOZA
                                                                  (312) 917-7813
                                                     KATHLEEN.CARDOZA@NUVEEN.COM

           NUVEEN INVESTMENTS REPORTS RECORD 3RD QUARTER EARNINGS WITH
                     ASSETS UNDER MANAGEMENT OF $154 BILLION

CHICAGO, IL, OCTOBER 18, 2006 -- Nuveen Investments, Inc. (NYSE: JNC), a leading provider of diversified investment services, today reported third quarter net income of $46.2 million, or $0.56 per share (diluted), compared with net income of $43.5 million or $0.54 per share (diluted) in the third quarter of 2005. The Company's third-quarter operating revenues of $181.9 million increased 15% over the prior year. Advisory fee income increased 25% year over year. Gross performance fees were lower by $12.5 million versus the prior year.

This quarter's results were lowered by several significant items netting to $5.0 million in expense before taxes, including a $4.3 million structuring fee on a closed-end fund that was launched during the quarter and $6.4 million of "catch-up" expense related to a performance-based equity plan established in early 2005. These two expense items were partly offset by a $5.8 million gain from the Company's disposition of a minority interest in Institutional Capital Corporation, which was acquired by New York Life. These items reduced reported net income by $3.0 million and adversely affected earnings per share by $0.04 on a fully-diluted basis.

Third quarter gross sales were $6.7 billion, with positive net flows of $2.4 billion. Gross sales of high-net-worth managed accounts during the third quarter were $2.5 billion and gross sales of institutional separate accounts were $2.4 billion. Third quarter gross sales of mutual funds were $1.4 billion and sales of closed-end funds were $0.4 billion.

Year-to-date net income and earnings per share (diluted) were up 8% and 14%, respectively, over the prior year. Gross sales for the first nine months were $26.0 billion, with positive net flows of $13.4 billion.

Total assets under management increased to $154 billion at September 30, 2006, from $128 billion a year ago and $136 billion at the beginning of the year. The 20% increase in assets under management over the prior year was driven by $17 billion of positive net flows, $6 billion of market appreciation and $3 billion of assets from the acquisition of Santa Barbara Asset Management in October 2005.

Commenting on the Company's results, Tim Schwertfeger, Chairman & CEO of Nuveen Investments, said, "We are very pleased to report another quarter of high-quality, consistent operating results. We are on track with our plans to expand our business to include more traditional mutual fund and institutional categories. Our sales of institutional separate accounts were more than twice the level reported in the third quarter of 2005, with

                                     -more-

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NUVEEN INVESTMENTS REPORTS RECORD 3RD QUARTER EARNINGS -- PAGE 2


net flows of $1.6 billion -- driven by continued strength in Tradewinds' global and international strategies. Our increased focus on mutual funds resulted in $886 million of net flows into our mutual funds in the third quarter, an increase of 50% over the prior year, led by our value equity funds and our municipal high-yield fund. Both of these product categories remain in an early phase of their growth and development. The effects of these successes were partly offset by the lower level of performance fees we earned on our Symphony hedge funds versus the prior year. While Symphony continues to post positive performance, they did not match the outsized performance they delivered in the third quarter of last year.

"As anticipated, both retail managed account sales and flows slowed versus the prior year and the prior quarter as a result of our decision to close our Tradewinds international offering in April. Third quarter retail managed account sales were $2.5 billion with net outflows of $454 million. Inflows into Santa Barbara, Symphony and Nuveen municipals only partially offset normal outflows at NWQ and Tradewinds as well as improved outflows at Rittenhouse. We know that the closure of our most popular Tradewinds and NWQ offerings in retail managed accounts has reduced our near-term asset growth in this segment; however, we believe that closing these products positions us best to meet the long-term performance expectations of our customers. Moreover, we have new products that should be starting to ramp up over the next several quarters," added Schwertfeger.

"As we look to the future, we continue to broaden and diversify our business platform while migrating our asset mix toward higher fee opportunities. We ended the quarter with equity assets accounting for 50% of our total assets and municipal and taxable income-oriented portfolios comprising 40% and 10% of total assets, respectively. We remain focused on securing the long-term financial goals of investors and the financial advisors who serve them. Our high-quality investment capabilities and our excellent sales and service platforms position us well for continued growth."

Nuveen Investments will host a conference call to discuss its third quarter results today at 10 a.m. central time. To access this call live or listen to an audio replay, visit the investor relations section of the Company's website at www.nuveen.com.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high-net-worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its highly specialized investment teams, each with its own brand-name and area of expertise: NWQ, specializing in value-style equities; Nuveen, focused on fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, dedicated to "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and credit strategies. The Company manages $154 billion in assets. Nuveen Investments is listed on The New York Stock Exchange and trades under the symbol "JNC."

Certain statements made by the Company in this release are forward-looking statements. The Company's actual future results may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to, the effects of the substantial competition in the investment management business, including competition for access to brokerage firms' retail distribution systems, the Company's reliance on revenues from investment management contracts which renew annually, regulatory developments, accounting pronouncements, and other additional risks and uncertainties as set forth in the Company's filings with the SEC. The Company undertakes no responsibility to update publicly or revise any forward-looking statements. Earnings before interest and taxes presented in this press release is a non-GAAP financial measure. See the attached Consolidated Statements of Income for a reconciliation of earnings before interest and taxes to net income, the most closely comparable GAAP measure.

                                       ###

                             Financial Table Follows

NUVEEN INVESTMENTS
CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2005
and the Quarter Ended September 30, 2006
In thousands, except share data

                                                               2005
                                     1ST QTR         2ND QTR        3RD QTR        4TH QTR         TOTAL
REVENUES:

Investment advisory fees
 from assets under
  management (1)                    $ 131,209        135,363        141,136        151,955        559,663
Product distribution                    2,803          2,440          1,233          1,880          8,356
Performance fees/other revenue            856          1,088         15,882          3,284         21,110
 Total operating revenues             134,868        138,890        158,252        157,119        589,130

EXPENSES:

Compensation and benefits              43,038         44,034         55,881         52,242        195,194
Advertising and promotional
 costs                                  2,669          3,070          3,596          3,160         12,495
Occupancy and equipment
 costs                                  5,400          5,181          5,539          5,528         21,648
Amortization of intangible
 assets                                 1,273          1,273          1,273          1,673          5,492
Travel and entertainment                1,686          2,095          1,871          2,706          8,357
Outside and professional
 services                               5,829          6,477          6,302          6,394         25,002
Minority interest expense               1,406          1,406          1,406          1,591          5,809
Other operating expenses                4,544          7,490          6,119          7,089         25,242
 Total operating expenses              65,845         71,025         81,987         80,382        299,239

OTHER INCOME/(EXPENSE)                  1,858          2,826            688          2,515          7,887

INCOME BEFORE NET INTEREST
 AND TAXES                             70,881         70,692         76,953         79,252        297,778

NET INTEREST EXPENSE                     (989)        (4,418)        (5,583)        (7,949)       (18,939)

INCOME BEFORE TAXES                    69,892         66,274         71,371         71,302        278,839

INCOME TAXES:

 Federal                               22,941         21,753         23,214         23,123         91,032
 State                                  3,758          3,563          4,672          4,659         16,652
  Total income taxes                   26,699         25,317         27,886         27,782        107,684

NET INCOME                          $  43,193         40,957         43,484         43,520        171,156

AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING:

 Basic                                 93,757         78,238         76,294         77,369         81,356
 Diluted                               98,913         82,580         81,190         81,998         86,111

EARNINGS PER SHARE:

 Basic                              $    0.46           0.52           0.57           0.56           2.10
 Diluted                            $    0.44           0.50           0.54           0.53           1.99

GROSS SALES (in millions):

 Mutual funds                       $     702            697            923            868          3,191
 Managed accounts--retail               3,684          3,376          3,981          4,562         15,603
 Managed accounts
   -institutional                       1,882          1,823            957          1,635          6,297
 Closed-end funds                       1,414            560             13            315          2,302
    Total funds and accounts        $   7,682          6,456          5,875          7,380         27,393

NET FLOWS (in millions):

  Mutual funds                      $     350            352            594            538          1,835
  Managed accounts-retail               1,195          1,248          1,739          2,380          6,562
  Managed accounts
    -institutional                      1,328          1,270           (329)           561          2,830
  Closed-end funds                      1,424            576             32            327          2,359
     Total funds and accounts       $   4,297          3,447          2,035          3,806         13,585


MANAGED FUNDS AND ACCOUNTS
  (in millions):

 ASSETS UNDER MANAGEMENT:
  Beginning of period               $ 115,453        118,505        124,018        128,172        115,453
   Acquisition of SBAM accts                -              -              -          3,379          3,379
   Sales -- funds and accounts          7,682          6,456          5,875          7,380         27,393
   Dividend reinvestments                  61             92            105            187            445
   Redemptions and
    withdrawals                        (3,447)        (3,101)        (3,944)        (3,761)       (14,253)
      Total net flows into
        funds and accounts              4,297          3,447          2,035          3,806         13,585
   Appreciation/
    (depreciation)of
     managed assets                    (1,244)         2,066          2,119            758          3,699
  End of period                     $ 118,505        124,018        128,172        136,117        136,117

 RECAP BY PRODUCT TYPE:
  Mutual funds                      $  12,887         13,505         14,050         14,495
  Closed-end funds                     51,050         52,534         52,094         51,997
  Managed accounts-retail              37,715         39,695         43,222         47,675
  Managed accounts
    -institutional                     16,853         18,284         18,807         21,950
     Total assets
      under management              $ 118,505        124,018        128,172        136,117

 RECAP BY STYLE:
    Equity-based                    $  46,109         49,395         53,808         61,399
    Municipals                         57,894         60,069         60,058         60,421
    Taxable income-oriented            14,503         14,554         14,307         14,297
      Total assets
        under management            $ 118,505        124,018        128,172        136,117

                                                              2006
                                     1ST QTR         2ND QTR        3RD QTR         4TH QTR        TOTAL
REVENUES:

Investment advisory fees
 from assets under
  management (1)                    $ 156,275        168,923        176,925              -        502,123
Product distribution                    1,237            733          1,697              -          3,668
Performance fees/other revenue          2,635          2,519          3,284              -          8,437
 Total operating revenues             160,146        172,175        181,906              -        514,228

EXPENSES:

Compensation and benefits              53,821         59,646         72,911              -        186,378
Advertising and promotional
 costs                                  2,670          2,676          3,728              -          9,073
Occupancy and equipment
 costs                                  5,931          5,975          6,032              -         17,938
Amortization of intangible
 assets                                 1,673          2,798          1,995              -          6,466
Travel and entertainment                2,108          2,677          2,290              -          7,076
Outside and professional
  services                              7,144          7,543          7,411              -         22,098
Minority interest expense               1,481          1,607          1,398              -          4,485
Other operating expenses                5,758          9,083          9,324              -         24,165
  Total operating expenses             80,586         92,004        105,089              -        277,679

OTHER INCOME/(EXPENSE)                  2,329          3,286          6,721              -         12,335

INCOME BEFORE NET INTEREST
  AND TAXES                            81,889         83,457         83,537              -        248,883

NET INTEREST EXPENSE                   (8,345)        (7,389)        (6,678)             -        (22,412)

INCOME BEFORE TAXES                    73,544         76,068         76,859              -        226,471

INCOME TAXES:

 Federal                               24,122         24,950         24,901              -         73,974
 State                                  4,560          4,716          5,775              -         15,050
  Total income taxes                   28,682         29,666         30,676              -         89,024

NET INCOME                          $  44,862         46,402         46,183              -        137,447

AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING:

 Basic                                 77,804         78,028         77,669              -         77,833
 Diluted                               83,044         83,069         82,934              -         83,029

EARNINGS PER SHARE:

 Basic                              $    0.58           0.59           0.59              -           1.77
 Diluted                            $    0.54           0.56           0.56              -           1.66

GROSS SALES (in millions):

 Mutual funds                       $   1,347          1,505          1,374              -          4,226
 Managed accounts--retail               7,230          4,875          2,500              -         14,605
 Managed accounts
   -institutional                       1,532          2,581          2,450              -          6,564
 Closed-end funds                           -            226            369              -            595
    Total funds and accounts        $  10,109          9,187          6,694              -         25,990

NET FLOWS (in millions):

 Mutual funds                       $     864            856            886              -          2,607
 Managed accounts-retail                4,114          2,178           (454)             -          5,837
 Managed accounts
   -institutional                         932          1,811          1,590              -          4,332
  Closed-end funds                         (6)           228            380              -            602
    Total funds and accounts        $   5,903          5,072          2,402              -         13,378

MANAGED FUNDS AND ACCOUNTS
  (in millions):

 ASSETS UNDER MANAGEMENT:
  Beginning of period               $ 136,117        145,017        148,994              -        136,117
   Acquisition of SBAM accts                -              -              -              -              -
   Sales -- funds and accounts         10,109          9,187          6,694              -         25,990
   Dividend reinvestments                  64             86            102              -            251
   Redemptions and
    withdrawals                        (4,269)        (4,200)        (4,394)             -        (12,863)
      Total net flows into
        funds and accounts              5,903          5,072          2,402              -         13,378
   Appreciation/
    (depreciation)of
     managed assets                     2,997         (1,096)         2,771              -          4,672
  End of period                     $ 145,017        148,994        154,167              -        154,167

 RECAP BY PRODUCT TYPE:
  Mutual funds                      $  15,398         16,133         17,407              -
  Closed-end funds                     51,813         51,388         52,791              -
  Managed accounts-retail              53,651         55,277         55,633              -
  Managed accounts
    - institutional                    24,154         26,195         28,335              -
   Total assets
     under management               $ 145,017        148,994        154,167              -

 RECAP BY STYLE:
  Equity-based                      $  69,964         73,636         76,773              -
  Municipals                           60,585         60,643         62,765              -
  Taxable income-oriented              14,468         14,715         14,629              -
    Total assets
      under management              $ 145,017        148,994        154,167              -



(1) Advisory fee revenue will fluctuate based on the number of days in the quarter. In 2006, Q1 has 90 days, Q2 has 91 days, Q3 and Q4 have 92 days. Note:
Income before net interest and taxes (EBIT) is not a Generally Accepted Accounting Principle (GAAP) disclosure and should not be considered in isolation. In addition to net income, EBIT will be reported over the next several quarters to help the reader in assessing the results from business operations relative to prior periods given the increased debt on our balance sheet -- and the accompanying higher interest expense -- as a result of a $600 million share repurchase in April 2005.